CONSULTING AGREEMENT

This Consulting Agreement ("Agreement") is made by and between Carl Gruenler ("Consultant") and American Technology Corporation ("Company"). (Consultant and Company shall be referred to collectively as "the Parties."). In consideration for the execution of this Agreement, and the performance of the terms and conditions herein, the Parties agree:

R E C I T A L S

Consultant has been the Vice President of Government and Force Protection Systems for Company. Company, based on Consultant's representations, desires to retain Consultant as an independent contractor to assist Company on the terms, covenants, and conditions set forth in this Agreement. Consultant is willing to perform the services on such terms, covenants, and conditions as set forth in this Agreement.

A G R E E M E N T

NOW THEREFORE, in consideration of the above Recitals and the terms, covenants, and conditions contained in this Agreement, Company and Consultant agree as follows:

1. Term. The term of this Agreement (the "Term") shall be for the period of six (6) months commencing May 10, 2005, unless terminated by one or both of the Parties in the manner provided in Paragraph 12 of this Agreement and its subparagraphs.

2. Consultant's Services. During the Term of this Agreement, Consultant shall provide such consulting services as Company may request. Consultant is engaged to put forth his best efforts using his skills, experience and knowledge to the best of his professional ability. Consultant will put forth commercially reasonable efforts to complete projects assigned by Company within the time designated. Consultant possesses the necessary licenses, skills and abilities to perform these services. Consultant shall comply with the requirements of all applicable present and future state and federal laws in connection with the performance of consulting services for Company pursuant to this Agreement. Consultant shall perform services for Company of: up to forty hours per month for the three months provided in Paragraph 3(i) below; up to thirty hours per month for the two months provided in Paragraph 3(ii) below; up to twenty hours per month for the one month provided in Paragraph 3(iii) below.

3. Compensation. During the Term of this Agreement, so long as the Agreement is not terminated as provided hereunder, Company shall monthly pay Consultant as follows:

(i) The sum of $20,000 per month for three months, payable on the first business day of June, July, and August, 2005;

(ii) The sum of $15,000 per month for two months payable on the first business day of September and October, 2005;

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Consultant's Initials                                                           Company's Initials

(iii) The sum of $10,000 for one month, payable on the first business day of November, 2005.

Provided that no payments shall be due should Consultant fail to execute or should Consultant revoke the concurrent Separation and Release Agreement, and no payments shall be due until the revocation period set forth in the concurrent Separation and Release Agreement expires. Except as specifically set forth herein, Consultant shall not be eligible to participate in any benefits or programs sponsored or financed by Company for its employees, including, but not limited to, any insurance, workers' compensation, retirement, vacation, sick, holiday or leave of absence programs or benefits.

4. Stock Options. The performance of services hereunder shall constitute continuing Service (as that term is defined in Company's 2002 Stock Option Plan) for purposes of all stock options held by Consultant as of May 9, 2005, and accordingly, vesting of such options shall continue for the Term of this Agreement. Consultant understands that such options shall cease to be incentive stock options (as defined under Section 422(b) of the Internal Revenue Code) to the extent not exercised on or before August 9, 2005.

5. Expenses. Consultant shall be responsible for all expenses incurred by Consultant in performing the services under this Agreement, except as otherwise approved in advance in writing by the President of Company.

6. Outside Employment. Consultant is free to contract with and/or be employed by other persons and/or entities to provide them with services during the term of this Agreement, provided however, that during the term hereof, Consultant shall not (i) create a conflict with the services provided by Consultant to Company under this Agreement; (ii) cause a violation of Consultant's obligations under any other agreement with Company or its Affiliates; (iii) perform services as an employee, consultant, owner, shareholder, or otherwise for any company, person or enterprise of any type which competes directly or indirectly with the business of Company's Government and Force Protection Group as it is presently conducted, including, without limitation, (a) providing acoustic solutions for anti-terrorism, force protection, law enforcement, infrastructure protection, or border protection; (b) providing public address systems for indoor and outdoor emergency response and notification; or (c) providing engineered acoustic solutions for the markets identified in subparts (a) or (b) above. Without limiting the generality of the foregoing, it is acknowledged by Company that Consultant's services to any customer or teaming partner of Company shall not be considered a violation of clause (iii) above so long as such teaming partner or customer is providing solutions and/or systems purchased from Company and not those of any supplier which competes directly or indirectly with the business of Company's Government and Force Protection Group as it is presently conducted. (As used herein an "Affiliate" is any other person or entity which controls or is controlled by Company.)

7. Consultant Warranties. Consultant warrants that the execution and performance of this Agreement does not and will not result in the breach of any other agreement or arrangement to which Consultant is a party.

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Consultant's Initials                                                           Company's Initials

8. Independent Contractor Relationship. It is the express intent of the Parties that Consultant shall provide consulting services to Company as an independent contractor pursuant to this Agreement and not as an employee. Consultant shall not hold himself out to be an employee of Company and shall not have the authority to enter into or bind Company to any contract, promise, or obligation under any circumstances. Consultant retains the right to control the manner, method and means by which Consultant's work is performed. Company shall have no right or authority to direct or control Consultant with respect to the performance of Consultant's services under this Agreement, or with respect to any other matter, except as to the identification of duties and results desired under this Agreement, and except as otherwise provided by this Agreement. Company is not responsible for payment of workers' compensation, disability or other benefits, unemployment or other insurance, or for withholding income or similar taxes or Social Security tax for Consultant, but such responsibility shall be solely that of Consultant. Company will issue an IRS 1099 Form to Consultant for services rendered to Company. Consultant shall be fully liable and responsible to pay any and all taxes relating to all compensation paid hereunder, and to report all income and expenses, and shall indemnify Company against any and all claims, demands, judgments, damages, liabilities, costs and fees, including reasonable attorneys' fees, relating to or arising out of Consultant's failure to report or pay taxes relating to the compensation paid hereunder. Company agrees to give Consultant prompt notice of any such claim, demand, or action and shall, to the extent Company is not adversely affected, cooperate fully with Consultant in defense and settlement of such claim, demand, or action.

9. Confidentiality.

9.1 Consultant shall not, at any time either during or after the Term of this Agreement, use, divulge, disclose or communicate, either directly or indirectly, in any manner whatsoever, any of Company's Confidential Information to any person or business entity, without the prior written authorization of the President of Company. As used herein, "Confidential Information" means: all information and material which is proprietary to Company, whether or not marked as "confidential" or "proprietary" and which is disclosed to or obtained by Consultant, which relates to Company's past, present or future research, development or business activities. Confidential Information is all information or materials prepared by or for Consultant and includes, without limitation, all of the following: designs, drawings, specifications, techniques, models, data, source code, object code, documentation, diagrams, flow charts, research, development, processes, procedures, "know-how," new product or new technology information, product prototypes, product copies, manufacturing, development or marketing techniques and materials, development or marketing timetables, strategies related to customers, suppliers or personnel, pricing policies and financial information, confidential customer information and other information of a similar nature, whether or not reduced to writing or other tangible form, and any other trade secrets or nonpublic business information. Confidential Information does not include any information which (a) was in the lawful and unrestricted possession of Consultant prior to its disclosure by Company, (b) is or becomes generally available to the public by acts other than those of Consultant after receiving it, or (c) has been received lawfully and in good faith by Consultant from a third party who did not derive it from Company.

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Consultant's Initials                                                              Company's Initials

9.2 Consultant shall take all reasonable measures necessary to protect the confidentiality of the Confidential Information and to avoid disclosure or use of the Confidential Information, except as permitted herein, including the highest degree of care that Consultant utilizes to protect his own confidential information. Consultant shall promptly notify Company in writing of any misuse or misappropriation of Confidential Information which may come to Consultant's attention.

9.3 Consultant will not copy, photograph, photocopy, alter, modify, disassemble, reverse engineer, decompile, or in any manner reproduce any materials containing or constituting Confidential Information without the express prior written consent of the President of Company, and will return all such materials, together with any copies thereof, promptly after the purposes for which they were furnished have been accomplished, or upon the request of Company. Additionally, upon request of Company, Consultant will return or destroy materials prepared by Consultant that contain Confidential Information.

9.4 Disclosure of Confidential Information is not precluded if such disclosure is in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof; provided that Consultant will first give notice to Company and make a reasonable effort to obtain a protective order, at Company’s sole cost and expense including without limitation attorneys fees as and when incurred, requiring that the Confidential Information be disclosed only for limited purposes for which the order was issued.

9.5 Consultant agrees that Company's Confidential Information has been developed or obtained by the investment of significant time, effort and expense and provides Company with a significant competitive advantage in its business. If Consultant fails to comply with any obligations hereunder, Consultant agrees that Company will suffer immediate, irreparable harm for which monetary damages will provide inadequate compensation. Accordingly, Consultant agrees that Company will be entitled, in addition to any other remedies available to it, at law or in equity, to immediate injunctive relief to specifically enforce the terms of this Agreement.

9.6 The obligations set forth in this Paragraph 9 and its subparagraphs shall survive expiration or termination of this Agreement.

10. Intellectual Property.

10.1 Ownership. Consultant agrees that Company shall be entitled to own and control all proprietary technology and all financial, operating, training ideas, data, processes, procedures and materials, including works of expression, all copyrights, all patent rights, and all trade secret rights in joint products that are developed, written, or conceived by Consultant during the term of this Agreement while performing services hereunder. Accordingly, Consultant agrees to promptly disclose, deliver and assign to Company all such patentable inventions, discoveries, and improvements, trade secrets, and all works subject to copyright relating to such joint products, and Consultant agrees, without the necessity of further consideration, but without expense to Consultant, to execute all documents, patent applications and arrangements necessary to further document such ownership and/or assignment and to take whatever steps may be needed to give Company the full benefit of them.

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Consultant's Initials                                                           Company's Initials

10.2 Materials Furnished. All right, title, and interest in and to any Confidential Information, drawings, sketches, documentation, programs, systems, data, and materials furnished to Consultant by Company are and shall remain the property of Company.

11. Consultant Interference and Non-Disparagement. Consultant agrees not to make any statement or take any action, including but not limited to the disclosure of Confidential Information, which in any way would aid a third party in violating Company's rights in and to its products, or which would damage the reputation or promotion of Company or its products.

12. Termination. This Agreement may be terminated prior to the end of the Term by Company or Consultant as set forth below. Any termination of this Agreement shall not relieve Consultant of the obligations under Paragraphs 8, 9, 10, 11, 13, 14 and 16 of this Agreement and their subparagraphs.

12.1 Breach of Agreement. Either Party may terminate this Agreement if the other Party breaches this Agreement; provided however that if the breach is capable of cure, a Party may not so terminate this Agreement unless the other Party has failed to cure such breach within thirty (30) days after written notice. The Parties agree that violations of Consultant's obligations in Paragraphs 6, 7, 9, 10 and 11, and their subparagraphs, are not capable of cure. If this Agreement is terminated by Company due to Consultant's breach, Company shall not be liable to Consultant for any unpaid consulting fees due for the balance of the Term. Conversely, if this Agreement is terminated by Consultant due to Company's breach, Company shall be liable to Consultant for any unpaid consulting fees due for the balance of the Term.

12.2 Convenience by Consultant. Consultant may terminate this Agreement for any or no reason upon 30 days written notice.

12.3 Separation and Release Agreement. Company may terminate this Agreement as provided in Paragraph 15 hereof.

12.4 Death or Disability. This Agreement shall terminate automatically upon the death or disability of Consultant. "Disability" shall mean a disability as defined under the Americans with Disabilities Act that prevents Consultant from performing the essential functions of the Agreement. Company shall not be liable to Consultant for any unpaid consulting fees due for the balance of the Term under such circumstances.

13. Return of Company Property. Upon termination of this Agreement for any reason, Consultant shall promptly return to Company all copies of any Company data, records, or materials of whatever nature or kind, including all materials incorporating the Confidential Information of Company. Consultant shall also furnish to Company all work in progress or portions thereof, including all incomplete work.

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Consultant's Initials                                                           Company's Initials

14. Arbitration and Attorneys' Fees. Consultant and Company agree that should either Party allege a violation of the terms of this Agreement, or should any other disagreements or disputes arise in connection herewith, any such dispute shall be settled exclusively by arbitration in San Diego, California by an arbitrator selected by the Parties from the American Arbitration Association ("AAA") or JAMS. The arbitrator shall not have the power to modify any of the provisions of this Agreement. The arbitration decision shall be final and binding upon the Parties and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The Parties shall evenly split the cost of the Arbitration. In the event of any arbitration between the Parties relating to this Agreement, the prevailing Party and/or Parties shall be entitled to its attorneys' fees and costs. Should any Party to this Agreement hereafter pursue any dispute by any method other than as set forth in this Agreement, the responding Parties shall be entitled to recover from the initiating Party all damages, costs, expenses and attorneys' fees incurred as a result of appearing in, dismissing, staying or litigating such action.

15. Effective Date. This Agreement shall become effective when signed by both Parries hereto retroactively to cover the period from May 10, 2005, forward. However, should Consultant fail to execute or should Consultant revoke the concurrent Separation and Release Agreement, this Agreement shall be terminable at Company's discretion, with no amounts owed hereunder whatsoever.

16. Miscellaneous

16.1 Assignment. Consultant shall have no right to assign Consultant's duties or responsibilities under this Agreement. Subject to the above, this Agreement shall inure to the benefit of and be binding upon the Parties and their respective executors, administrators, successors and assigns.

16.2 Waiver. The waiver by either of the Parties, express or implied, of any right under this Agreement or any failure to perform under this Agreement by the other Party, shall not constitute or be deemed a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other Party, whether of a similar or dissimilar nature.

16.3 Notice. All notices, requests, demands, waivers, consents, approvals, payments or other communications which are required or permitted hereunder shall be in writing and be deemed delivered (a) upon receipt, if by hand delivery, (b) upon transmission, if sent by facsimile during normal business hours in the time zone in which the transmission is received, with confirmation of receipt, (c) the next day, if sent by a reputable overnight mail courier service such as FedEx, or (d) on the fifth (5th) day following deposit in the United States mail, certified, postage prepaid, return receipt requested, addressed as follows:

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Consultant's Initials                                                           Company's Initials

If to Company:	American Technology Corporation
13114 Evening Creek Drive South
San Diego, CA 92128
Facsimile: (858) 679-8054
Attn: President

If to Consultant:	Carl Gruenler
______________________
______________________
Facsimile:______________

Any Party may change its address for receiving notice by giving notice of such new address in the manner provided herein.

16.4 Entire Agreement; Modifications. This Agreement contains the entire agreement between the Parties hereto with respect to the transactions contemplated hereby, and contains all of the terms and conditions thereof and supersedes all prior agreements and understandings relating to the subject matter hereof. No changes or modifications of or additions to this Agreement shall be valid unless the same shall be in writing and signed by each Party hereto.

16.5 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity and enforceability of the other provisions hereof.

16.6 Governing Law. This Agreement is made and shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California, without regard to the conflict of laws principles thereof, as the same apply to agreements executed solely by residents of California and wholly to be performed within California.

16.7 No Third-Party Benefits. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

16.8 Counterparts. This Agreement may be executed in several counterparts all of which together shall constitute one and the same instrument with the same force and effect as though each of the Parties had executed the same document.

16.9 Headings. The Section and Subsection headings used herein are for convenience or reference only, are not a part of this Agreement and are not to affect the construction of, or be taken into consideration in interpreting, any provision of this Agreement.

16.10 Authority. Each of the persons executing this Agreement represents and warrants that he is authorized to execute this Agreement and the entity or person on whose behalf they are signing is bound by the terms hereof.

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Consultant's Initials                                                           Company's Initials

IN WITNESS WHEREOF, the Parties hereto acknowledge that they have read this Agreement, fully understand it, and freely and voluntarily agree to each of its provisions.

Date: ___________________, 2005	AMERICAN TECHNOLOGY CORPORATION

By: _________________________________

Its: _________________________________

Date: ___________________, 2005	____________________________________
Carl Gruenler

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Consultant's Initials                                                           Company's Initials